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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported):    JULY 27, 2000



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



   DELAWARE                         1-13086                      04-2515019
  (State of                       (Commission                 (I.R.S. Employer
Incorporation)                     File No.)                 Identification No.)


      515 POST OAK BLVD., SUITE 600
             HOUSTON, TEXAS                                         77027
(Address of Principal Executive Offices)                          (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                        EXHIBIT INDEX APPEARS ON PAGE 4

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ITEM 5.   OTHER EVENTS

EARNINGS RELEASE

         On July 27, 2000, we announced our earnings for the quarter ended June 30, 2000. A copy of the press release announcing our earnings for the quarter ended June 30, 2000, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated July 27, 2000, announcing Weatherford's earnings for the quarter ended June 30, 2000.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WEATHERFORD INTERNATIONAL, INC.



Dated: July 27, 2000                                /s/ Curtis W. Huff
                                             -----------------------------------
                                                        Curtis W. Huff
                                                    Executive Vice President
                                                   and Chief Financial Officer










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                                INDEX TO EXHIBITS



   NUMBER                           EXHIBIT
   ------                           -------
    99.1 Press release dated July 27, 2000, announcing Weatherford's earnings for the quarter ended June 30, 2000.
























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